EXHIBIT 10.90(c)


                      [SBC Warburg Dillon Read Letterhead]



                                                September 18, 1997

Thomas F. Farb
Executive Vice President , Finance
and Chief Financial Officer
Interneuron Pharmaceuticals, Inc.
One Ledgemont Center
99 Hayden Avenue, Suite 340
Lexington, MA 02173

Dear Mr. Farb:

         Reference is made to the five call option transactions ("Transactions") entered into between Swiss Bank Corporation, London Branch ("SBC") and Interneuron Pharmaceuticals, Inc. ("Interneuron") relating to the stock of Interneuron Pharmaceuticals, Inc., each as evidenced by a confirmation dated May 12, 1997, SBC Reference Numbers 1255576, 1255577, 1255578, 1255579, 1255580, and
1255581 (collectively, the "Confirmations").

         SBC and Interneuron agree that the Expiration Date, Strike Price and Cap Price in each of the Confirmations is hereby amended as provided in Exhibit 1.

         As consideration for this amendment, SBC will pay $500,000 to Interneuron on September 23, 1997.

         Except as expressly modified herein, all other terms of the Transactions shall continue to be and shall remain in full force and effect as set forth in the Confirmations.

         This Letter Agreement shall be governed by and construed in accordance with the laws of New York without giving effect to conflict of law principles.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this letter enclosed for that purpose and returning it to us.

                                                 Yours sincerely,

                                              SWISS BANK CORPORATION,
                                                  LONDON BRANCH


By:     /s/ Victoria Harkness Sotgiu               By:     /s/ John Marshall
Name:   Victoria Harkness Sotgiu                   Name:   John Marshall
Title:  Authorized Signatory                       Title:  Authorized Signatory


Accepted and agreed as of the
29th day of September, 1997

Interneuron Pharmaceuticals, Inc.


By:      /s/ Thomas F. Farb
Name:    Thomas F. Farb
Title:   Treasurer

Exhibit 1


SBC Reference            Original                Amended                  Original         Amended           Original      Amended
Number                   Expiration Date         Expiration Date          Strike Price     Strike Price      Cap Price     Cap Price
-------                  ---------------         ---------------          ------------     ------------      ---------     ---------

CONTRACT A

1255580                  September 24, 1997      December 31, 1997        $17.75           $14.50            $26.00        $22.50
1255579                  March 9, 1998           June 9, 1998             $17.75           $14.50            $34.00        $29.50
1255577                  May 21, 1998            September 21, 1998       $17.75           $14.50            $38.00        $32.50
1255578                  August 24, 1998         January 11, 1999         $17.75           $14.50            $40.00        $34.50

CONTRACT B

1255576                  May 21, 1999            December 30, 1999        $40.30           $36.00
1255581                  May 24, 1999            December 31, 1999        $40.30           $36.00
